{LOGO}              Murphy New
                                                                     World Funds
                                           "Because it's a new world out there."

                                              - Murphy New World Technology
                                                          (MNWTX)
                                              - Murphy New World Biotechnology
                                                          (MNWBX)
                                              - Murphy New World Core Technology
                                                          (MNWCX)

                                                       ANNUAL REPORT
                                                     NOVEMBER 30, 2001

Dear Shareholder,

         To say the last year was eventful would be an understatement. We entered the year mired in the worst Nasdaq bear market in history as a full-blown recession was underway in most technology sectors. I did not anticipate such a sharp decline and still believe history will show it to have been unnecessary in terms of overcapacity and inventories, but that does not change the financial reality of the impact on technology stock prices.

         Although the rest of the economy might have stayed out of a recession in more normal times, the malicious attacks on September 11 stopped consumer spending in its tracks. On November 26, the National Bureau of Economic Research
(NBER) declared that the economic expansion, which started in March 1991, officially ended in March 2001 and we went into a shallow recession, which now appears to be over.

         Following the World Trade Center attacks, stock exchanges in the U.S. remained closed until September 17, after which we saw record declines on record volume for a week. It now seems probable that the major averages bottomed on September 21 when Nasdaq closed at 1,423, down 57.8% from the beginning of our November fiscal year. From there, the markets had a phenomenal run to the end of the fiscal year, hitting 1,931 for Nasdaq and 9,852 for the Dow, representing 35.7% and 19.6% gains from the lows.

         For the year, the Standard & Poor's 500 Index fell 12.16%. Two of our three funds outperformed the Nasdaq Composite, which fell 25.69%. The Murphy New World Biotechnology fund lost 12.06%, while the Core Technology Fund fell 19.35%. The more aggressive Technology Fund declined 37.53%. We are keenly aware that losing less is only a relative victory, and you are looking for positive returns.

         After two sharply down years, the market usually stages a strong rally. While we remain cautiously optimistic about the current rally, this is not going to be an easy year, at least not until the second half when there is more visibility on an earnings recovery. We are focused on buying opportunities in individual stocks created by periodic market setbacks and alert to opportunities to improve the quality and diversification of your portfolios. The portfolio foundation laid this year will be very important in determining your payoff over the next upcycle in technology, now getting underway.

         Your funds are now team managed. I remain Chief Investment Officer and each fund has a lead portfolio manager plus the full involvement of our technology and biotechnology analysts. This should provide better and less volatile performance going forward.

         Thank you for your continued investments in the Murphy New World Funds.

                                                        Sincerely,



                                                        Michael Murphy, CFA
                                                        Chief Investment Officer



                                 MONTEREY FUNDS
                  Schedules of Investments - November 30, 2001


MURPHY NEW WORLD
TECHNOLOGY FUND
--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS 87.93%
BIOTECHNOLOGY 3.03%
   2,000       Affymetrix, Inc.* ................................       $ 72,440
                                                                        --------

ELECTRONIC COMPONENTS 14.00%
   6,200       Ixia* ............................................         80,538
   4,000       Pemstar Inc.* ....................................         60,520
   4,500       Rockwell Collins .................................         75,690
   5,500       Sanmina-SCI Corp.* ...............................        117,700
                                                                        --------
                                                                         334,448
                                                                        --------

MEDIA 10.49%
   3,500       Gemstar-TV Guide International, Inc.* ............         97,055
   5,500       Liberty Media Corp.* .............................         72,325
   7,000       XM Satellite Radio Holdings Inc.* ................         81,130
                                                                        --------
                                                                         250,510
                                                                        --------

SEMICONDUCTORS 21.64%
   4,000       Aeroflex Inc.* ...................................         64,840
   1,600       International Rectifier Corp.*+ ..................         53,536
   1,300       KLA-Tencor Corp.*+ ...............................         65,299
   1,100       Maxim Integrated Products, Inc.*+ ................         60,291
   2,000       Nvidia Corp.*+ ...................................        109,280
   2,500       QLogic Corp.*+ ...................................        123,625
   2,500       Taiwan Semconductor Mfg., Sponsored ADR* .........         39,825
                                                                        --------
                                                                         516,696
                                                                        --------

SOFTWARE 26.86%
   4,000       BMC Software, Inc.* ..............................         67,000
   2,500       Cadence Design Systems, Inc.*+ ...................         59,625
   2,000       Checkpoint Software Technologies Ltd.* ...........         76,600
  40,000       Portal Software* .................................         76,000
   8,000       RealNetworks Inc.* ...............................         52,640






MURPHY NEW WORLD
TECHNOLOGY FUND (continued)
--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
SOFTWARE (continued)
   5,000       Roxio Inc.* ......................................       $ 72,400
   3,000       Serena Software, Inc.*+ ..........................         70,380
   4,000       Simplex Solutions, Inc.* .........................         72,200
   5,500       Wind River Systems* ..............................         94,600
                                                                        --------
                                                                         641,445
                                                                        --------

TELECOMMUNICATIONS 11.91%
   3,500       Comverse Technology, Inc.* .......................         74,865
   7,000       Enterasys Networks Inc.* .........................         69,370
   2,500       Scientific-Atlanta, Inc. .........................         67,225
   1,500       Spectralink Corp.* ...............................         24,960
   2,000       UTStarcom Inc.* ..................................         47,880
                                                                        --------
                                                                         284,300
                                                                        --------

TOTAL COMMON STOCKS
               (cost $2,145,612) ................................      2,099,839
                                                                       ---------

PURCHASED OPTIONS 0.13%
   2,200       Maxim Integrated Products, Inc.
                        Put @ $50.00, Expire 12/01* .............          2,970
   1,500       Spectralink Corp., Put @ $10.00,
                        Expire 12/01* ...........................            150
                                                                        --------
TOTAL PURCHASED OPTIONS
               (cost $9,215) ....................................          3,120
                                                                        --------

SHORT-TERM INVESTMENTS 4.72%
MUTUAL FUNDS 4.72%
 112,799       Firstar Treasury Obligation Fund
                        (cost $112,799) .........................        112,799
                                                                        --------

TOTAL INVESTMENTS BEFORE
REPURCHASE AGREEMENT
               (cost $2,267,626) ................................      2,215,758
                                                                       ---------



                       See notes to financial statements.



                                      -2-


                                 MONTEREY FUNDS
                 Schedules of Investments -- November 30, 2001


MURPHY NEW WORLD
TECHNOLOGY FUND (continued)
--------------------------------------------------------------------------------
Principal Amount                                                         Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT 15.46%
$369,000       Firstar Bank, Agreement dated 11/30/01, 1.65%,
                  due 12/3/01; Proceeds at maturity - $369,051;
                  Collateralized by Freddie Mac, 6.00% to 6.25%
                  due 5/1/16 to 7/15/24; Collateral value
                  $376,380 (cost $369,000) ......................    $  369,000

TOTAL INVESTMENTS
               (cost $2,636,626) ................  108.24%            2,584,758
Liabilities in excess
of other assets ................................    (8.24)%            (196,664)
                                                   ------            ----------

TOTAL NET ASSETS ...............................   100.00%           $2,388,094
                                                   ======            ==========

------------

*    Non-income producing security.
+ All or a portion of this security is segregated as collateral for open written options.
ADR  - American Depositary Receipt.




CALL OPTIONS WRITTEN
--------------------------------------------------------------------------------
 Units                                               Expiration          Value
--------------------------------------------------------------------------------
   2,500       Cadence Design Systems, Inc.,
                  Call @ $22.50                        12/01         $   (4,813)
   1,600       International Rectifier Corp.,
                  Call @ $40.00                        12/01               (520)
   1,300       KLA-Tencor Corp., Call @ $45.00         12/01             (8,775)
   1,100       Maxim Integrated Products, Inc.,
                  Call @ $50.00                        12/01             (6,820)
   2,000       Nvidia Corp., Call @ $47.50             12/01            (16,400)
   2,500       QLogic Corp., Call @ $40.00             12/01            (25,750)
   3,000       Serena Software, Inc., Call @ $25.00    12/01             (3,825)
--------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN
               (Premiums Received - $62,618)                           $(66,903)
--------------------------------------------------------------------------------





MURPHY NEW WORLD
BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS 92.24%
BIOTECHNOLOGY 83.42%
    15,000       Abgenix, Inc.* ...............................       $  540,000
    17,500       Affymetrix, Inc.* ............................          633,850
    15,000       Alkermes, Inc.* ..............................          365,700
     6,900       Amgen, Inc.*+ ................................          458,367
    15,000       Applera Corp.--Celera Genomics Group* ........          431,250
    28,000       Caliper Technologies Corp.* ..................          342,440
    15,500       Celgene Corp.*+ ..............................          540,795
    10,000       Cell Genesys* ................................          228,600
     5,000       Cell Therapeutics, Inc.* .....................          136,800
    10,000       Cephalon, Inc.*+ .............................          727,400
    15,000       COR Therapeutics, Inc.* ......................          315,000
    36,600       Curis, Inc.* .................................          204,594
     2,500       Diversa Corp.* ...............................           30,650
     8,000       Genzyme Corp.* ...............................          436,960
    15,000       Human Genome Sciences, Inc.* .................          637,650
     5,900       Icos Corp.* ..................................          356,950
     5,000       IDEC Pharmaceuticals Corp.* ..................          351,500
     7,500       Ilex Oncology Inc.* ..........................          196,125
    15,500       Immunex Corp.* ...............................          418,500
     6,400       Immunogen Inc.* ..............................          105,408
     7,300       Maxygen, Inc.*+ ..............................          130,743
    10,000       Millennium Pharmaceuticals, Inc.* ............          340,900
    18,600       Orchid Biosciences Inc.* .....................           77,004
    10,000       OSI Pharmaceuticals, Inc.* ...................          484,800
    10,000       Pharmacyclics Inc.* ..........................          255,200
    30,000       Protein Design Labs, Inc.* ...................        1,130,700
    16,000       Ribozyme Pharmaceuticals Inc.* ...............           67,840
     8,000       Scios Inc.* ..................................          219,360
    10,000       Sequenom, Inc.* ..............................           88,600
     8,400       Tanox Inc.* ..................................          143,724
    12,200       Vertex Pharmaceuticals Inc.* .................          308,660
                                                                      ----------
                                                                      10,706,070
                                                                      ----------


                       See notes to financial statements



                                      -3-

                                 MONTEREY FUNDS
                 Schedules of Investments -- November 30, 2001

MURPHY NEW WORLD
BIOTECHNOLOGY FUND (continued)
--------------------------------------------------------------------------------
Shares  Value
--------------------------------------------------------------------------------

MEDICAL EQUIPMENT & SUPPLIES 2.58%
    10,000       Applera Corp. - Applied Biosystems Group .....       $  331,000
                                                                      ----------

PHARMACEUTICALS 5.40%
     4,000       Andrex Group* ................................          295,280
    10,000       King Pharmaceuticals, Inc.* ..................          398,400
                                                                      ----------
                                                                         693,680
                                                                      ----------

THERAPEUTICS 0.84%
     5,000       QLT Inc.*+ ...................................          107,100
                                                                      ----------

TOTAL COMMON STOCKS
                 (cost $9,869,958) ............................       11,837,850
                                                                      ----------

SHORT-TERM INVESTMENTS 4.97%
Mutual Funds 4.97%
   638,190       Firstar Treasury Obligation Fund
                    (cost $638,190) ...........................          638,190
                                                                      ----------

TOTAL INVESTMENTS BEFORE
REPURCHASE AGREEMENT
                 (cost $10,508,148)                                   12,476,040
                                                                      ----------






MURPHY NEW WORLD
BIOTECHNOLOGY FUND (continued)
--------------------------------------------------------------------------------
Principal Amount                                                        Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT 4.29%
$  551,000       Firstar Bank, Agreement dated 11/30/01,
                        1.65%, due 12/3/01; Proceeds at
                        maturity - $551,076; Collateralized
                        by Freddie Mac, 6.00% to 6.25%
                        due 5/1/16 to 7/15/24; Collateral
                        value $562,020
                        (cost $551,000) .......................       $ 551,000

TOTAL INVESTMENTS
                 (cost $11,059,148) ..............  101.50%          13,027,040
Liabilities in excess
of other assets                                      (1.50)%           (192,726)
                                                    ------           ----------

TOTAL NET ASSETS                                    100.00%         $12,834,314
                                                    ======          ===========

---------

*    Non-income producing security.
+ All or a portion of this security is segregated as collateral for open written options.


CALL OPTIONS WRITTEN
--------------------------------------------------------------------------------
   Units                                          Expiration            Value
--------------------------------------------------------------------------------
     3,500       Amgen, Inc., Call @ $65.00         12/01            $   (9,713)
     6,000       Celgene Corp., Call @ $35.00       12/01               (13,200)
    10,000       Cephalon, Inc., Call @ $65.00      12/01               (86,500)
     7,300       Maxygen, Inc., Call @ $15.00       12/01               (22,630)
     5,000       QLT Inc., Call @ $20.00            12/01               (11,250)
--------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN
        (Premiums Received - $82,142)                                 $(143,293)
--------------------------------------------------------------------------------



                       See notes to financial statements



                                      -4-

MONTEREY FUNDS
Schedules of Investments -- November 30, 2001


MURPHY NEW WORLD
CORE TECHNOLOGY FUND
--------------------------------------------------------------------------------
  Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS 93.66%
BIOTECHNOLOGY 3.41%
    600       Amgen, Inc.* .......................................      $ 39,858
                                                                        --------

COMMERCIAL SERVICES 5.13%
  2,000       Concord EFS, Inc.* .................................        59,960
                                                                        --------

COMPUTERS 6.76%
  1,300       Dell Computer Corp.* ...............................        36,309
  3,000       Sun Microsystems, Inc.* ............................        42,720
                                                                        --------
                                                                          79,029
                                                                        --------

MEDIA 10.96%
  1,500       AOL Time Warner, Inc.* .............................        52,350
  1,500       Gemstar-TV Guide International, Inc.* ..............        41,595
  2,600       Liberty Media Corp.* ...............................        34,190
                                                                        --------
                                                                         128,135
                                                                        --------

SEMICONDUCTORS 23.95%
  1,100       Applied Materials, Inc.* ...........................        43,725
  2,000       Intel Corp. ........................................        65,320
  1,000       International Rectifier Corp.* .....................        33,460
  1,000       KLA-Tencor Corp.* ..................................        50,230
    800       Maxim Integrated Products, Inc.* ...................        43,848
  1,200       Xilinx Inc.* .......................................        43,332
                                                                        --------
                                                                         279,915
                                                                        --------

SOFTWARE 23.24%
  2,900       BEA Systems, Inc.* .................................        48,690
  1,500       Cadence Design Systems, Inc.*+ .....................        35,775
  1,500       Check Point Software Technologies Ltd. ORD* ........        57,450
    500       Microsoft Corp.* ...................................        32,105
  4,500       Oracle Corp.* ......................................        63,135
  2,000       Wind River Systems* ................................        34,400
                                                                        --------
                                                                         271,555
                                                                        --------





MURPHY NEW WORLD
CORE TECHNOLOGY FUND (continued)
--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
TELECOMMUNICATIONS 20.21%
  1,500       Cisco Systems, Inc.*+ ..............................       $30,675
  1,395       Comverse Technology, Inc.* .........................        29,839
  2,000       JDS Uniphase Corp.* ................................        20,160
  3,200       Nokia Corp. Sponsored ADR ..........................        73,632
    800       Qualcomm Inc.* .....................................        46,976
  1,400       Sprint Corp. PCS Series 1* .........................        34,930
                                                                        --------
                                                                         236,212
                                                                        --------

TOTAL COMMON STOCKS
              (cost $1,151,985) ..................................     1,094,664
                                                                       ---------

PURCHASED OPTION 0.10%
  4,500       Oracle Corp., Put @ $12.50, Expire 12/01
                (cost $1,925) ....................................         1,125
                                                                       ---------

PREFERRED STOCKS 3.71%
  2,700       Williams Communications Group ......................        39,488
    600       Global Crossing Ltd. ...............................         3,825
                                                                       ---------
TOTAL PREFERRED STOCKS
                (cost $113,700)                                           43,313
                                                                       ---------

SHORT-TERM INVESTMENTS 1.94%
Mutual Funds 1.94%
 22,712       Firstar Treasury Obligation Fund
                (cost $22,712) ...................................        22,712
                                                                       ---------


                       See notes to financial statements



                                      -5-

                                 MONTEREY FUNDS
                 Schedules of Investments -- November 30, 2001


MURPHY NEW WORLD
CORE TECHNOLOGY FUND (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS
                (cost $1,290,322) ..............   99.41%             $1,161,814
Assets in excess of other liabilities ..........    0.59%                  6,911
                                                  ------              ----------
TOTAL NET ASSETS ...............................  100.00%             $1,168,725
                                                  ======              ==========

----------
*    Non-income producing security.
+    All or a portion of this security is segregated as collateral for open written options.
ADR  - American Depositary Receipt.




CALL OPTIONS WRITTEN
--------------------------------------------------------------------------------
Units                                                Expiration           Value
--------------------------------------------------------------------------------
  1,500       Cadence Design Systems, Inc.,
                Call @ $22.50                          12/01           $ (2,888)
  1,500       Cisco Systems, Inc., Call @ $17.50       12/01             (4,650)
--------------------------------------------------------------------------------
Total Call Options Written
        (Premiums Received - $6,705)                                   $ (7,538)
--------------------------------------------------------------------------------

                       See notes to financial statements


                                 MONTEREY FUNDS
            Statements of Assets and Liabilities - November 30, 2001


                                                                                                    Murphy
                                                                 Murphy             Murphy        New World
                                                                New World          New World         Core
                                                                Technology        Biotechnology    Technology
                                                               -----------------------------------------------
ASSETS:
        Investments in securities, at value
                (cost $2,267,626, $10,508,148 and
                  $1,290,322, respectively) .................   $  2,215,758    $ 12,476,040    $  1,161,814
        Repurchase agreements
                (cost $369,000, $551,000 and $0,
                  respectively) .............................        369,000         551,000            --
        Receivable for fund shares sold .....................        109,071         191,562            --
        Dividends and interest receivable ...................            509           1,115             500
        Due from investment adviser (Note 3) ................                      11,135 --          12,069
        Due from broker .....................................           --           138,879            --
        Due from affiliate ..................................           --            36,419            --
        Prepaid expenses and other assets ...................         27,191          20,220          23,940
                                                                ------------    ------------    ------------
                Total assets ................................      2,732,664      13,415,235       1,198,323
                                                                ------------    ------------    ------------

LIABILITIES:
        Payable for securities purchased ....................        189,039         364,975            --
        Due to broker .......................................         67,860            --              --
        Options written, at value (premiums received $62,618,
                $82,142 and $6,705, respectively) ...........         66,903         143,293           7,538
        Due to investment adviser (Note 3) ..................           --             6,871            --
        Distribution fees payable ...........................            692           7,438           1,734
        Payable for fund shares redeemed ....................          4,489          51,550            --
        Accrued expenses and other liabilities ..............         15,587           6,794          20,326
                                                                ------------    ------------    ------------
                Total liabilities ...........................        344,570         580,921          29,598
                                                                ------------    ------------    ------------

                Net assets ..................................   $  2,388,094    $ 12,834,314    $  1,168,725
                                                                ============    ============    ============

NET ASSETS:
        Shares of beneficial interest, no par value;
                unlimited shares authorized .................   $  6,696,156    $ 23,585,307    $  2,147,724
        Accumulated net realized loss on
                investments and options .....................     (4,251,909)    (12,657,734)       (849,658)
        Net unrealized appreciation (depreciation)
                of investments and options ..................        (56,153)      1,906,741        (129,341)
                                                                ------------    ------------    ------------
                Net assets ..................................   $  2,388,094    $ 12,834,314    $  1,168,725
                                                                ============    ============    ============

        Net asset value .....................................   $       6.54    $       6.57    $      18.50
                                                                ============    ============    ============
        Shares outstanding ..................................        364,931       1,952,118          63,186
                                                                ============    ============    ============

                       See notes to financial statements


                                 MONTEREY FUNDS
        Statements of Operations - For the Year Ended November 30, 2001

                                                                                                        Murphy
                                                                      Murphy          Murphy          New World
                                                                     New World       New World           Core
                                                                    Technology     Biotechnology      Technology
                                                                   ---------------------------------------------
Investment Income:
        Interest ...............................................   $      4,914    $    135,222    $     26,460
        Dividends ..............................................          1,944             853          20,796
                                                                   ------------    ------------    ------------
                Total investment income ........................          6,858         136,075          47,256
                                                                   ------------    ------------    ------------


Expenses:
        Investment advisory fees (Note 3) ......................         24,806         138,114           8,643
        Registration fees ......................................         17,892          17,976           7,818
        Transfer agent fees ....................................         17,323          19,091          18,451
        Administrative fees (Note 3) ...........................         16,921          18,158          23,433
        Audit fees .............................................         13,128          13,046          11,573
        Custodian fees .........................................          9,779          21,543           4,281
        Distribution fees (Note 4) .............................          6,201          34,529           3,439
        Legal fees .............................................          5,239           5,627           6,014
        Printing expense .......................................          3,093           5,024           3,453
        Trustees' fees .........................................          1,485           1,188           1,488
        Postage expense ........................................          1,151           1,508           1,362
        Other expenses .........................................          1,779           2,073           1,825
                                                                   ------------    ------------    ------------

                Total expenses .................................        118,797         277,877          91,780
        Less: Expense reimbursement from adviser (Note 3) ......        (69,597)         (3,029)        (64,451)
                                                                   ------------    ------------    ------------

                Net expenses ...................................         49,200         274,848          27,329
                                                                   ------------    ------------    ------------

                Net investment income (loss) ...................        (42,342)       (138,773)         19,927
                                                                   ------------    ------------    ------------


Realized and Unrealized Gain (Loss) on Investments:
        Net realized loss from securities transactions .........     (3,801,368)    (10,746,200)       (709,416)
        Net realized gain (loss) on option transactions ........        (19,914)         37,567          (6,695)
        Net change in unrealized appreciation (depreciation) on:
                Written options ................................         (4,285)        (61,151)           (833)
                Investments ....................................      2,527,639       6,978,909         372,621
                                                                   ------------    ------------    ------------

        Net loss on investments ................................     (1,297,928)     (3,790,875)       (344,323)
                                                                   ------------    ------------    ------------

        Net decrease in net assets
                resulting from operations ......................   $ (1,340,270)   $ (3,929,648)   $   (324,396)
                                                                   ============    ============    ============



See notes to financial statements


                                 MONTEREY FUNDS
                      Statements of Changes in Net Assets


                                                                          Murphy
                                                        Murphy                     Murphy                       New World
                                                      New World                  New World                        Core
                                                     Technology                 Biotechnology                  Technology
                                         ------------------------------------------------------------------------------------------
                                             Year Ended    Year ended      Year Ended     Year Ended     Year Ended    Year ended
                                              Nov. 30,      Nov. 30,         Nov. 30,      Nov. 30,       Nov. 30,      Nov. 30,
                                               2001           2000            2001           2000           2001          2000
                                         ------------------------------------------------------------------------------------------
Operations:
  Net investment Income (loss) .......... $   (42,342)   $   (47,130)   $   (138,773)   $     23,919    $   19,927    $    69,399
  Net realized gain (loss) from
        securities transactions .........  (3,801,368)      (290,230)    (10,746,200)      6,181,241      (709,416)       (11,386)
  Net realized gain (loss) on option
        transactions ....................     (19,914)          --            37,567            --          (6,695)          --
  Net change in unrealized appreciation
        (depreciation) on written options      (4,285)          --           (61,151)           --            (833)          --
  Net change in unrealized appreciation
        (depreciation) on investments ...   2,527,639     (2,985,427)      6,978,909      (4,877,189)      372,621       (383,812)
                                          -----------    -----------    ------------    ------------    ----------    -----------

  Net increase (decrease) in net assets
        resulting from operations .......  (1,340,270)    (3,322,787)     (3,929,648)      1,327,971      (324,396)      (325,799)
                                          -----------    -----------    ------------    ------------    ----------    -----------

Dividends Paid to Shareholders:
  Dividends from net investment income ..        --             --           (34,340)           --         (69,042)       (52,385)
  Distributions from net realized gains .     (94,318)       (29,969)     (8,120,187)       (128,662)      (20,284)          --
  Return of capital .....................        --             --              --              --         (17,854)          --
                                          -----------    -----------    ------------    ------------    ----------    -----------

                                              (94,318)       (29,969)     (8,154,527)       (128,662)     (107,180)       (52,385)
                                          -----------    -----------    ------------    ------------    ----------    -----------

Fund Share Transactions:
  Net proceeds from shares sold .........   1,914,485      8,878,237       8,744,134      33,756,994       324,193      1,709,793
  Dividends reinvested ..................      89,473         26,928       7,968,516         128,452       100,363         48,541
  Payment for shares redeemed ...........  (1,984,789)    (4,253,896)    (12,119,860)    (19,416,961)     (530,368)    (1,137,892)
                                          -----------    -----------    ------------    ------------    ----------    -----------

  Net increase (decrease) in
        net assets from fund
        share transactions ..............      19,169      4,651,269       4,592,790      14,468,485      (105,812)       620,442
                                          -----------    -----------    ------------    ------------    ----------    -----------

  Net increase (decrease) in
        net assets ......................  (1,415,419)     1,298,513      (7,491,385)     15,667,794      (537,388)       242,258
  NET ASSETS, Beginning of Year .........   3,803,513      2,505,000      20,325,699       4,657,905     1,706,113      1,463,855
                                          -----------    -----------    ------------    ------------    ----------    -----------

  NET ASSETS, End of Year ............... $ 2,388,094    $ 3,803,513    $ 12,834,314    $ 20,325,699    $1,168,725    $ 1,706,113
                                          ===========    ===========    ============    ============    ==========    ===========

  Undistributed net investment
        income (loss) at end
        of year ......................... $      --      $      --      $       --      $     23,919    $     --      $    69,400
                                          ===========    ===========    ============    ============    ==========    ===========

Changes in Shares Outstanding:
  Shares sold ...........................     247,015        428,129       1,269,292       2,586,679        15,770         53,217
  Shares issued on
        reinvestment of
        dividends .......................       8,554          1,176         976,534          17,572         4,269          1,797
  Shares redeemed .......................    (244,300)      (193,998)     (2,013,541)     (1,497,255)      (26,396)       (36,195)
                                          -----------    -----------    ------------    ------------    ----------    -----------

  Net Increase (decrease) in
        shares outstanding ..............      11,269        235,307         232,285       1,106,996        (6,357)        18,819
                                          ===========    ===========    ============    ============    ==========    ===========



See notes to financial statements

                                 MONTEREY FUNDS
               Notes to Financial Statements - November 30, 2001

NOTE 1.  ORGANIZATION

         Monterey Mutual Fund (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of seven portfolios: the OCM Gold Fund, the PIA Equity Fund, the PIA Short Term Government Securities Fund, the PIA Total Return Bond Fund, the Murphy New World Biotechnology Fund, the Murphy New World Technology Fund, and the Murphy New World Core Technology Fund, formerly known as the Murphy New World Technology Convertibles Fund (collectively the "Funds"), each of which has separate assets and liabilities and differing investment objectives. The investment objective for each of the Fund's presented herein are: the Murphy New World Technology Fund, (the "Technology Fund"), long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in technology; the Murphy New World Biotechnology Fund, ("Biotechnology Fund"), long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in biotechnology; the Murphy New World Core Technology Fund, ("Core Technology Fund"), to maximize total return through a combination of capital appreciation and income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

         SECURITY VALUATION - Portfolio securities that are listed on the national securities exchanges are valued at the last sale price as of the close of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Stock Index Futures, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges.

         REPURCHASE AGREEMENTS - Each Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time a Fund purchases a security, that Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. Such securities are referred to as the "Resold Securities." The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian or another bank either directly or through a securities depository.

         OPTIONS - When a call is written, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. If an option which was written either expires on its stipulated expiration date, or a closing purchase transaction is entered into, a gain is realized (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

         If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid for the purchase of a call or a put option is included in the asset section of the Statement of Assets and Liabilities as an investment and is subsequently adjusted to the current value of the option. If a purchased option expires on its stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction is entered into, a gain or loss will be realized depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

         FUTURES CONTRACTS - The Technology Fund, the Biotechnology Fund and the Core Technology Fund may from time to time enter into futures contracts as a hedge to provide protection against adverse movements in the prices of securities in the portfolio. When a Fund enters a futures contract, it is required to pledge to the clearing broker an amount of cash and/or securities equal to approximately 5% of the contract amount. This amount is known as the "initial margin". Pursuant to the futures contract, the Fund agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value at the close of the day and the price at which the futures contract was originally struck. Such payments, known as the "variation margin", are recorded by the Fund as unrealized gains or losses. When the futures contract expires or is closed by the Fund, it realizes a gain or loss.

                                 MONTEREY FUNDS
          Notes to Financial Statements - November 30, 2001 (Continued)

         FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISK - Futures contracts involve elements of market risk and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of exposure to off balance sheet risk.

         The predominant market risk is that movements in the prices of the Trust's portfolio securities being hedged may not correlate perfectly with the movement in the prices of the future contracts. The lack of correlation could render the Trust's hedging strategy unsuccessful and could result in a loss to the Trust.

         Futures contracts are purchased only on exchanges. The exchange acts as the counterparty to the Trust's futures transactions; therefore the Trust's credit risk is limited to failure of the exchange.

         Subsequent market fluctuations of securities sold short may require a Trust to purchase securities at prices which exceed the value reflected on the Statement of Assets and Liabilities.

         FEDERAL INCOME TAXES - It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, the Funds paid no Federal Income taxes and no Federal Income tax provision was required.

         RECLASSIFICATION OF CAPITAL ACCOUNTS - The Funds' accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the year ended November 30, 2001, the following reclassifications were made:
                                     UNDISTRIBUTED                     SHARES
                                         NET          UNDISTRIBUTED      OF
                                      INVESTMENT        CAPITAL       BENEFICIAL
                                        INCOME           GAINS         INTEREST
                                     -------------------------------------------

      Technology Fund ................    $  42,342     $ (54,374)    $  12,032
      Biotechnology Fund .............      149,194        (2,726)     (146,468)
      Core Technology Fund ...........      (20,285)       38,139       (17,854)

         Net investment income, net realized gains/losses and net assets were not affected by this change.

         SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded no later than the first business day after the trade date. Discounts and premiums on securities purchased are amortized over the life of the respective security. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

         USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

         The Technology Fund and Biotechnology Fund have an investment advisory agreement with Murphy Investment Management, Inc. ("Murphy") whereby each Fund pays Murphy a fee, computed daily and payable monthly, at the annual rate of 1.00% of their respective average net assets.

         The Core Technology Fund also has an investment advisory agreement with Murphy. The Core Technology Fund pays Murphy a fee computed daily and payable monthly, at the following annual rate based upon average daily net assets:

                ASSETS                                          FEE RATE
                ------                                          --------
                0 to $150 million ...........................    0.625%
                $150 million to $250 million ................    0.500%
                Over $250 million ...........................    0.375%

         For the year ended November 30, 2001, Murphy agreed to reimburse the Funds for expenses in excess of 1.99% of average net assets. The amounts reimbursed by Murphy for the year ended November 30, 2001 are set forth in the Statement of Operations.

         The Trust has a fund accounting and administrative agreement with Orbitex Fund Services, Inc. ("OFS"), formerly known as American Data Services, Inc. OFS receives a fee, computed daily and payable monthly, based on a percentage of average daily net assets, subject to a monthly minimum.

                                 MONTEREY FUNDS
          Notes to Financial Statements - November 30, 2001 (Continued)


NOTE 4. DISTRIBUTION AGREEMENT AND PLAN

         Syndicated Capital, Inc. serves as the Distributor of each Fund's shares. The President and sole shareholder of the Distributor is also a trustee of the Trust.

         The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes each Fund to reimburse the Distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers in each Fund shares, in any fiscal year, subject to a limit of 0.25%.

NOTE 5. PURCHASES AND SALES OF SECURITIES

         The cost of purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 2001, were as follows:

                                           PURCHASES              SALES
                                           ---------              -----
        Technology Fund .............     $4,672,041           $4,947,765
        Biotechnology Fund ..........    179,410,493          184,781,584
        Core Technology Fund ........      3,057,928            3,346,628

         The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at November 30, 2001, were as follows:

                                IDENTIFIED      UNREALIZED   UNREALIZED
                                   COST       APPRECIATION  DEPRECIATION      NET
                                   ----       ------------  ------------      ---
        Technology Fund         $ 2,682,590    $  284,074   $(381,906)   $   (97,832)
        Biotechnology Fund       11,395,039     1,912,056    (280,055)     1,632,001
        Core Technology Fund      1,336,814       112,097    (287,097)      (175,000)

         Transactions for all options written during the year ended November 30, 2001 were as follows:

MURPHY NEW WORLD TECHNOLOGY FUND:
                                                    NUMBER OF
                                                    CONTRACTS          PREMIUMS
                                                    ---------          --------
        Options Written                                 421           $ 122,549
        Options terminated in closing
        Purchase transactions                          (188)            (48,131)
        Options expired                                 (93)            (11,800)
                                                       ----           ---------
        Options outstanding at November 30, 2001        140           $  62,618
                                                       ====           =========

MURPHY NEW WORLD BIOTECHNOLOGY FUND:

                                                    NUMBER OF
                                                    CONTRACTS          PREMIUMS
                                                    ---------          --------

        Options Written                                 883           $ 256,471
        Options terminated in closing
        Purchase transactions                          (565)           (174,329)
                                                       ----           ---------
        Options outstanding at November 30, 2001        318           $  82,142
                                                       ====           =========

MURPHY NEW WORLD CORE TECHNOLOGY FUND:

                                                    NUMBER OF
                                                    CONTRACTS          PREMIUMS
                                                    ---------          --------
        Options Written                                 260           $  52,975
        Options terminated in closing
        Purchase transactions                          (156)            (35,692)
        Options expired                                 (59)             (7,316)
        Options assigned                                (15)             (3,262)
                                                       ----           ---------
        Options outstanding at November 30, 2001         30           $   6,705
                                                       ====           =========

                                 MONTEREY FUNDS
          Notes to Financial Statements - November 30, 2001 (Continued)


         At November 30, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

CAPITAL LOSS CARRYOVERS EXPIRING IN:
                                                                         CORE
                                TECHNOLOGY    BIOTECHNOLOGY           TECHNOLOGY
                                   FUND            FUND                 FUND
                                   ----            ----                 ----

        2006                    $      --      $      --        $        25,665
        2009                     4,111,700      12,224,528              769,888
                                ----------     -----------      ---------------
                                $4,111,700     $12,224,528      $       795,553
                                ==========     ===========      ===============

         The Technology Fund, Biotechnology Fund and Core Technology Fund will elect, for United States federal income tax purposes, to treat capital losses of $94,245, $97,315, and $7,614, respectively, incurred in November 2001 as having been incurred in the following fiscal year.

NOTE 6. DIVIDENDS AND DISTRIBUTIONS

         On December 3, 2001 the Board of Trustees of the Core Technology Fund declared dividends of $0.43 per share payable on December 31, 2001 to shareholders of record on December 28, 2001.



                                 MONTEREY FUNDS
                          MURPHY NEW WORLD TECHNOLOGY
                              Financial Highlights

                                            Year ended     Year ended    Year ended   Year ended      Year ended
                                              Nov. 30,       Nov. 30,      Nov. 30,     Nov. 30,       Nov. 30,
                                                2001           2000          1999         1998          1997++
                                           ----------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each period)

Net asset value, beginning of period ...   $      10.75  $      21.17  $      11.64  $      19.18  $      20.51
                                           ------------  ------------  ------------  ------------  ------------

INCOME FROM INVESTMENT OPERATIONS
Net investment loss ....................          (0.12)        (0.13)        (0.17)        (0.31)        (0.33)
Net realized and unrealized gain (loss)
        on investments .................          (3.81)       (10.06)         9.70         (4.77)        (0.40)
                                           ------------  ------------  ------------  ------------  ------------
Total from investment operations .......          (3.93)       (10.19)         9.53         (5.08)        (0.73)
                                           ------------  ------------  ------------  ------------  ------------

LESS DISTRIBUTIONS
Dividends from net investment income ...        --            --            --            --            --
Distributions from net realized gains ..          (0.28)        (0.23)      --              (2.46)        (0.60)
                                           ------------  ------------  ------------  ------------  ------------
Total distributions ....................          (0.28)        (0.23)      --              (2.46)        (0.60)
                                           ------------  ------------  ------------  ------------  ------------
Net asset value, end of period .........   $       6.54  $      10.75  $      21.17  $      11.64  $      19.18
                                           ============  ============  ============  ============  ============

TOTAL RETURN* ..........................         (37.53%)      (48.71%)       81.87%       (28.51%)       (3.69%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ..    $      2,388  $      3,804  $      2,505  $      1,016  $      1,439
Ratio of expenses to average net assets            1.99%         1.99%         1.99%         2.44%         2.44%
Ratio of expenses to average net assets,
        before reimbursement ...........           4.80%         3.11%         6.10%         7.14%         8.13%
Ratio of net investment loss to average
        net assets .....................          (1.71%)       (1.05%)       (1.32%)       (2.20%)       (1.96%)
Portfolio turnover rate ................         198.55%       628.07%       434.84%       142.89%        57.01%

-------------
* Total returns are historical and assume changes in share price and the reinvestment of dividends and capital gain distributions.
++ On 12/13/96 Murphy Investment Management became the Fund's investment adviser. Prior to 12/13/96, Monitrend Investment Management Inc. was the Fund's investment adviser.



                       See notes to financial statements




                 MONTEREY FUNDS MURPHY NEW WORLD BIOTECHNOLOGY
                              Financial Highlights


                                        Year Ended      Year ended    Year ended    Year ended    Year ended
                                          Nov. 30,        Nov. 30,      Nov. 30,     Nov. 30,       Nov. 30,
                                           2001            2000           1999         1998          1997 ++
                                       -----------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each period)

Net asset value, beginning of period   $    11.82     $     7.60     $    6.39    $    8.07    $     7.19
                                       ----------     ----------     ---------    ---------    ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) .......        (0.07)          0.01       --             (0.15)        (0.16)
Net realized and unrealized
   gain (loss) on investments ......        (0.43)          4.42          1.21        (1.53)         1.04
                                       ----------     ----------     ---------    ---------    ----------
Total from investment operations ...        (0.50)          4.43          1.21        (1.68)         0.88
                                       ----------     ----------     ---------    ---------    ----------

LESS DISTRIBUTIONS
Dividends from net
   investment income ...............        (0.02)       --            --           --            --
Distributions from net
   realized gains ..................        (4.73)         (0.21)      --           --            --
                                       ----------     ----------     ---------    ---------    ----------
Total distributions ................        (4.75)         (0.21)      --           --            --
                                       ----------     ----------     ---------    ---------    ----------
Net asset value, end of period .....   $     6.57     $    11.82     $    7.60    $    6.39    $     8.07
                                       ==========     ==========     =========    =========    ==========

TOTAL RETURN* ......................       (12.06%)        59.99%        18.94%      (20.82%)       12.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (in 000's) ......................   $   12,834     $   20,326     $   4,658    $   3,958    $    2,353
Ratio of expenses to
   average net assets ..............         1.99%          1.89%         1.99%        2.44%         2.47%
Ratio of expenses to
   average net assets,
   before reimbursement ............         2.01%          1.89%         3.27%        3.79%         8.58%
Ratio of net investment
   income (loss) to average
   net assets ......................        (1.01%)         0.16%         0.02%       (2.11%)       (1.98%)
Portfolio turnover rate ............      1847.55%       1355.00%       313.79%      458.56%        15.09%

_________
* Total returns are historical and assume changes in share price and the reinvestment of dividends and capital gain distributions.
++ On 12/20/96 Murphy Investment Management became the Fund's investment advisor. Prior to 12/20/96, Monitrend Investment Management Inc. was the Fund's investment advisor.


See notes to financial statements



                                 MONTEREY FUNDS
                        MURPHY NEW WORLD CORE TECHNOLOGY
                              Financial Highlights


                                 Year ended   Year ended      Year ended  Year ended   Year ended
                                  Nov. 30,      Nov. 30,       Nov. 30,     Nov. 30,     Nov. 30,
                                    2001          2000           1999         1998        1997 ++
                               --------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each period)

Net asset value,
  beginning of period ......   $      24.53  $      28.86  $      22.14  $      26.52  $      26.64
                               ------------  ------------  ------------  ------------  ------------

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income ......           0.37          1.01          1.05          1.19          0.21
Net realized and unrealized
  gain (loss) on investments          (4.77)        (4.29)         6.79         (5.27)        (0.33)
                               ------------  ------------  ------------  ------------  ------------
Total from investment
  operations ...............          (4.40)        (3.28)         7.84         (4.08)        (0.12)
                               ------------  ------------  ------------  ------------  ------------

LESS DISTRIBUTIONS
Dividends from net
  investment income ........          (1.05)        (1.05)        (1.12)        (0.30)      --
Distributions from net
  realized gains ...........          (0.31)      --            --            --            --
Return of capital ..........          (0.27)      --            --            --            --
                               ------------  ------------  ------------  ------------  ------------
Total distributions ........          (1.63)        (1.05)        (1.12)        (0.30)      --
                               ------------  ------------  ------------  ------------  ------------
Net asset value
  end of period ............   $      18.50  $      24.53  $      28.86  $      22.14  $      26.52
                               ============  ============  ============  ============  ============

TOTAL RETURN* ..............         (19.35%)      (11.70%)       37.16%       (15.55%)       (0.45%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in 000's) ..............    $      1,169  $      1,706  $       1,464 $       1,123 $       1,435
Ratio of expenses to
  average net assets .......           1.99%         1.99%         1.99%         2.44%         2.44%
Ratio of expenses to
  average net assets,
  before reimbursement .....           6.68%         4.94%         6.91%         6.94%         6.83%
Ratio of net investment
  income to average
  net assets ...............           1.45%         3.38%         3.99%         4.64%         0.76%
Portfolio turnover rate ....         233.60%       466.34%       156.08%        28.90%        85.91%



-----------
* Total returns are historical and assume changes in share price and the reinvestment of dividends and capital gain distributions.
++ On 12/13/96 Murphy Investment Management became the Fund's investment advisor. From 2/1/95 to 12/13/96 MidCap Associates, Inc. was the Fund's investment advisor.



See notes to financial statements

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Monterey Mutual Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Murphy New World Technology Fund, the Murphy New World Biotechnology Fund and the Murphy New World Core Technology Fund (formerly the Murphy New World Technology Convertibles Fund) series of Monterey Mutual Fund (the "Trust"), at November 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to December 1, 1998 were audited by other independent accountants whose report dated January 8, 1999 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
New York, New York
February 14, 2002

                                 MONTEREY FUNDS
               Performance Results - Year Ended November 30, 2001

MURPHY NEW WORLD
TECHNOLOGY FUND

AVERAGE ANNUAL TOTAL RETURNS                    VALUE ON 11/30/01
----------------------------                    -----------------
1 year         (37.53%)                         Technology         $6,193
5 years        (16.69%)                         S&P 500           $28,497
Inception       (5.73%)

               $10,000 Investment made 10/20/93 (Inception Date)

                   Murphy Technology               $ 6,193
                   S&P 500                         $28,497

The returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance.

The S&P 500 Index is a broad unmanaged index generally considered to be representative of the US equity market.



MURPHY NEW WORLD
BIOTECHNOLOGY FUND

AVERAGE ANNUAL TOTAL RETURNS                    VALUE ON 11/30/01
----------------------------                    -----------------
1 year          (12.06%)                        Biotech      $15,146
Inception         8.76%                         S&P 500      $16,532

    $10,000 Investment made 12/20/96 (date Murphy became investment adviser)


                Murphy Biotechnology            $15,146
                S&P 500                         $16,532

The returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance.

The S&P 500 Index is a broad unmanaged index generally considered to be representative of the US equity market.

                                 MONTEREY FUNDS
         Performance Results - Year Ended November 30, 2001 (Continued)

MURPHY NEW WORLD
CORE TECHNOLOGY FUND

AVERAGE ANNUAL TOTAL RETURNS                    VALUE ON 11/30/01
----------------------------                    -----------------
1 year              (19.35%)                    Core Technology    $8,358
Inception            (3.64%)                    S&P 500           $16,876

     $10,000 Investment made 1/1/97 (date Murphy became investment adviser)


                Murphy Core Technology                  $ 8,358
                S&P 500                                 $16,876

The returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance.

The S&P 500 Index is a broad unmanaged index generally considered to be representative of the US equity market.

THE TRUST (Unaudited)

         The Trustees of this family of seven mutual fund portfolios are there to work in the interests of the shareholders, to ensure the ownership interest of each shareholder is maintained and protected at all times. The Monterey Mutual Fund Board of Trustees is comprised of five members, three of whom are independent and have no affiliation with Monterey Mutual Fund.



NAME ADDRESS                                 AGE             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------                                 ----            ---------------------------------------------

JOSEPH LLOYD MCADAMS, JR.
CHAIRMAN OF THE BOARD, SINCE 1996

1299 Ocean Avenue                            55              Chairman of the Board of Pacific Income Advisers, Inc.;
Suite 210                                                    Chairman of the Board, Chief Executive Officer and President
Santa Monica, CA 90401                                       of Syndicated Capital, Inc. Since March 1998, Mr. McAdams
                                                             has been Chairman of the Board, President and Chief Executive
                                                             Officer of Anworth Mortgage Asset Corporation, a real estate investment trust.
JOHN MICHAEL MURPHY
TRUSTEE, SINCE 1996

2830 North Cabrillo Highway                  59              President of Murphy Investment Management, Inc.;
Half Moon Bay, CA 94019                                      Member of the Board, President of Murenove Inc.,
                                                             a newsletter publisher.

ANN LOUISE MARINACCIO
TRUSTEE, SINCE 1996

1 Norwood Road                               61              Sales Associate for Saks Fifth Avenue, Short Hills, NJ.
Springfield, NJ 07081

ROBERT I. WEISBERG
TRUSTEE, SINCE 1996

612 Ridge Road                               54              President of Fremont Medical Financial Services, Inc.
Tiburon, CA 94920                                            and Executive Vice President of Fremont Financial Corporation,
                                                             Santa Monica, California since January 1, 1996; President of
                                                             Pro-Care Financial Group, Inc., Larkspur, California from
                                                             1994-1995; President of Towers Financial Corporation, New York,
                                                             New York from 1993-1994; President of Fleet Credit Corporation,
                                                             Providence, Rhode Island from 1985-1993. Member of the
BEATRICE P. FELIX                                            Board of Environmental Power.
TRUSTEE, SINCE 1996

1011 4th Street, #218                        42              Real estate sales agent for Roland Land Realty since 1994;
Santa Monica, CA 90403                                       real estate sales agent for Prudential Realty from 1991-1994.

THE OFFICERS

HEATHER U. BAINES
PRESIDENT AND TREASURER, SINCE 1996

1299 Ocean Avenue                            59              Member of the Board, President and Chief Executive Officer of
Suite 210                                                    Pacific Income Advisors, Inc. since March 1998. Ms. Baines
Santa Monica, CA 90401                                       has been Executive Vice President of Anworth Mortgage Asset
                                                             Corporation.

PAMELA J. WATSON
VICE PRESIDENT AND SECRETARY, SINCE 1996

504 Larsson Street                           46              Vice President of Pacific Income Advisors, Inc. since 1997;
Manhattan Beach, CA 90266                                    Chief Financial Officer, Kleinwort Benson Capital Management, Inc.
                                                             from 1991 to 1996. Since March, 1998, Ms. Watson has been Executive
                                                             Vice President, Chief Financial Officer, Treasurer and Secretary of
                                                             Anworth Mortgage Asset Corporation.

                      This page intentionally left blank.

                             Monterey Mutual Funds
                                Distributed by:
                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401

                                                                        MONTEREY
                                                                          FUNDS

                                                                        OCM Gold




                                                                    /// MONTEREY
                                                                         MUTUAL
                                                                          FUND

                                                                 Annual Report
                                                               November 30, 2001

"You have a choice between trusting the natural stability of gold or the honesty and intelligence of members of the Government. And with all due respect to those gentlemen, I advise you, as long as the capitalist system lasts, vote for gold."

                                               George Bernard Shaw (1856 - 1950)

Dear Fellow Shareholder:

Your Fund was one of the top performing mutual funds in the country for the twelve-month period ending December 31, 2001, up 31.1% (25.1% after max. sales load). The deteriorating climate for financial assets combined with strong gold market fundamentals and aggressive Fed monetary policy created a backdrop for improved sentiment toward gold and gold shares over the past year. The performance of the gold sector for the twelve-month period ending December 31, 2001, reinforced the importance of portfolio diversification as the Dow Jones declined 7.1% and the NASDAQ was off 21.1% for the year while the Lipper Gold Fund Index was up 21.1% . Gold ended the year at $278.95 an ounce, up 2.5%. For the fiscal year covered in this report, your fund advanced 33.8% (27.6% after maximum sales load). During this same time period, the Standard & Poor's 500 Index posted a total return of -12.16%.

We believe a major trend shift is taking place in the gold market as investors' risk tolerance levels adjust to an environment of increasing global credit risk. The collapse of the NASDAQ market marked the beginning of the unraveling of one of the great credit bubbles in history. With the first down tick in the U.S. economy, corporate America defaulted on a record $115 billion in debt obligations in 2001. Globally, Argentina has for all practical purposes defaulted on its sovereign debt and Japan's ongoing financial woes appear ready to reach a crisis point. In our opinion, a quick economic recovery is unlikely to materialize which will magnify troubles in the financial system, especially as the unknown leverage of the derivative market comes into play. Further, the fallout of aggressive accounting practices could haunt the equity and corporate bond market for years to come.

In an effort to fight the systemic risks associated with an economic downturn in an over-leveraged economy, the Federal Reserve has been extremely accommodating. The federal funds rate was pushed down below the inflation rate and the broad money supply ballooned 15% in 2001. At the end of the week ended September 12th, the Federal Reserve created upwards of $90 billion with other major central banks performing similar stimulatory feats in an effort to forestall a global financial panic in the wake of the WTC terrorist attack. Washington has also sprung into action by implementing a wartime fiscal policy. As James Grant of Grant's Interest Rate Observer noted, "If paper money is so easily duplicated, what is it worth?"

While new era beliefs spurred on the credit bubble of the `90s, it was aided by the pursuit of a strong dollar policy that has left the U.S. dollar over owned and overvalued. Despite the United States running a $1 billion a day current account deficit, the U.S. dollar has been accumulated as the reserve asset of choice by default. The euro lacks a history and a sovereign backing and the yen is mired with the decade long troubles of the Japanese economy. Foreigners have amassed over $2 trillion in U.S. assets, with 76% of the world's central bank assets now held in U.S. dollars. In our opinion, a deepening recession will prompt the Federal Reserve to continue to fight the deflationary climate with an increased issuance of dollars and rapid money growth. Meanwhile, deficits in Washington will pile up as tax receipts decline and spending increases. As foreigners see their dollar holdings being depreciated, the attractiveness of gold as a default-free and currency risk-free monetary asset will, in our opinion, gain increasing importance in the minds of investors in the marketplace.

In addition to the pendulum of confidence beginning to shift away from financial assets, there are a number of bullish factors converging that aid the case for gold as an investment, such as:

o Annual global gold production is set to decline by upwards of 20% over the next eight years. Cut backs in exploration spending the past five years has led to the gold mining industry not being able to replace mined reserves. Due to the long lead-lag time of approximately five years for a gold mine to go from discovery to production, higher gold prices will not have a material impact on new mined supply for quite some time.

o The low interest rate environment has dramatically curtailed the gold carry trade, where investors borrow gold at low interest rates from central banks then sell it to reinvest the proceeds in a interest bearing credit instrument. This has had the effect of cutting supply to the market. However, it is believed a sizable short position exists in the market due to previous gold carry trade activities since 1996 that some point will undoubtedly have to be bought back.

o Due to low forward premiums and pressure from investors, the gold mining industry is dramatically cutting back the amount of gold it sells forward. This has the effect of decreasing supply available to the market as gold producers deliver into existing contracts without replacing them.

o China has moved to deregulate its gold market to allow its citizens to own gold for the first time. AngloGold's CEO, Bobby Godsell, expects gold demand in China to grow from 200 tons annually to over 600 tons.

o China's central bank has begun to increase its gold reserves. Last year the People's Bank of China announced a 30% increase in its gold holdings from 383 tons to 500 tons. As one of the largest foreign exchange earners and holders of U.S. dollars, the move by China to diversify its holdings could be indicative of a change in sentiment of other large dollar holders.

o Investment demand for gold in Japan is increasing dramatically, up 94% in the fourth quarter of 2001. Japanese investors are growing increasingly weary about the health of the country's banking system at a time when deposit insurance is being decreased from unlimited to 10 million yen (approx. $78,000). Japan is the world's second largest economy, with over $5 trillion in bank savings accounts. A small shift toward gold as a store of value would have a profound impact in the gold market.

o Central bank gold sales appear set to decline following the completion of the Swiss gold sales program in 2004. The Bank of England will finish its highly publicized disposal of 415 tons midway through 2002, eliminating a negative distraction to the market.

GOLD MINING INDUSTRY

Industry consolidation has been the dominant theme in the gold mining industry over the past year, with Barrick Gold taking over Homestake Mining and Newmont Mining moving to consolidate Franco-Nevada and Australia's largest gold producer, Normandy Mining. The combined Newmont-Franco-Normandy will be the largest gold producer in the world and importantly it will be unhedged. We don't necessarily agree with many of the motivations management give for promoting industry consolidation, such as attaining relevant market capitalization in order to attract large generalist funds. It is our belief that there are investors in each market capitalization area and as the gold price rises gold mining companies will once again become a more "relevant" factor.

Over the past year, shares of unhedged gold producers significantly outperformed shares of those companies that have sold gold production forward. The companies attracting the most attention were intermediate sized producers, Goldcorp, Meridian Gold and Agnico Eagle Mines. All three companies are unhedged with relatively attractive operating margins, even in a low gold price environment.

In the fourth quarter, the South African rand significantly depreciated enabling South African gold producers to enjoy a dramatic improvement in operating margins. Most of the South African miners' costs are denominated in rand, while they are selling their product for dollars. Share prices of the South African producers responded favorably.

Without an appreciable increase in the price of gold, the current level of production will be drastically reduced. We are forecasting gold production to drop precipitously beginning in 2005. Industry analysts estimate a gold price of $400 to $500 is needed to sustain current production levels long-term.

INVESTMENT STRATEGY

Your Fund employs a tiered approach to the gold mining industry. Currently, approximately half of the portfolio is in major gold producers with annual production in excess of one million ounces. The balance of the fund is allocated over progressively smaller positions of intermediate sized producers, junior producers and exploration companies. Our experience shows us that investment flows into the sector rotate among the various categories, especially as a bull market in gold matures.

We have begun to increase the Fund's exposure to the junior sector, expecting increased investment flows to make their way down to the juniors. Our focus is on companies exhibiting a stable production base with exploration upside.

Your Fund's position in South Africa has increased to approximately 20% of the portfolio. However, all three of the South African companies in the portfolio are diversified outside of South Africa. We are constantly monitoring the political risk profile of the portfolio in order to maintain what we believe is an acceptable level of political risk. We prefer predominantly North American companies.

CONCLUSION

In our opinion, the imbalances created by the massive expansion of credit of the past decade will take longer than a normal business cycle to unwind. We believe a prolonged economic downturn will ultimately lead to a global move to diversify dollar risk. Historically, as the quality of credit instruments deteriorates, investors have gravitated toward gold and gold shares, as gold is an owned asset and not someone else's liability. We expect this time to be no different.

Your confidence in the Fund's objectives is deeply appreciated.

Sincerely,


/S/ GREGORY M. ORRELL
---------------------
Gregory M. Orrell
Portfolio Manager

January 27, 2002



                                 MONTEREY FUNDS
                                    OCM GOLD
                  Schedule of Investments - November 30, 2001


--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS 84.94%
MAJOR GOLD PRODUCERS 50.06%
    100,000      Anglogold Ltd. - Sponsored ADR ...............      $ 1,689,000
     32,000      Barrick Gold Corp. ...........................          484,160
     35,000      Freeport-McMoRan Copper & Gold Inc.,
                        Class B Shares* .......................          467,250
    200,000      Gold Fields Ltd. ADR .........................          920,000
    150,000      Harmony Gold Mining Co. Ltd. ADR .............          826,500
    150,000      Homestake Mining Co. .........................        1,188,000
    100,650      Newmont Mining Corp. .........................        1,979,786
    130,000      Placer Dome Inc. .............................        1,418,300
                                                                     -----------
                                                                       8,972,996
                                                                     -----------

INTERMEDIATE/MID-TIER GOLD PRODUCERS 23.06%
     50,000      Agnico-Eagle Mines, Ltd. .....................          475,000
     15,000      Compania de Minas Buenaventura -
                        Sponsored ADR, Series B ...............          270,750
     75,000      Glamis Gold Ltd.* ............................          246,000
    140,000      GoldCorp Inc. ................................        1,583,400
    125,000      Inment Mining Corp.* .........................          198,829
    300,000      Kinross Gold Corp.* ..........................          210,000
     15,000      Lihir Gold Ltd. - ADR* .......................          184,575
     95,000      Meridian Gold, Inc.* .........................          963,300
                                                                     -----------
                                                                       4,131,854
                                                                     -----------

JUNIOR GOLD PRODUCERS 5.79%
     55,000      Aurizon Mines, Ltd.* .........................            8,748
    300,000      Claude Resources Inc.* .......................           91,620
    225,000      Eldorado Gold Corp.* .........................           36,505
     87,500      Golden Cycle Gold Corp.* .....................          465,938
     30,000      Iamgold Corp.* ...............................           68,334
    150,000      Miramar Mining Corp.* ........................           79,214
     65,000      Repadre Capital Corp.* .......................          163,358
     55,000      Richmont Mines Inc.* .........................           50,050
     75,000      River Gold Mines Ltd.* .......................           62,035
     25,000      TVX Gold Inc.* ...............................           10,500
     25,000      Viceroy Resource Corp.* ......................            1,272
                                                                     -----------
                                                                       1,037,574
                                                                     -----------



--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------

EXPLORATION AND DEVELOPMENT COMPANIES 0.40%
    200,000      Addwest Minerals International Ltd.* .........      $     3,818
    200,000      Birim Goldfields, Inc.* ......................           22,270
     10,000      Golden Queen Mining Ltd.* ....................            1,018
    150,000      IMA Exploration Inc.* ........................           39,130
     20,000      Mercator Minerals Ltd.* ......................            1,527
    185,500      New Guinea Gold Corp.* .......................            2,950
      5,643      Tagish Lake Gold Corp.* ......................              933
                                                                     -----------
                                                                          71,646
                                                                     -----------

PRIMARY SILVER PRODUCERS 0.32%
     18,332      Coeur D'Alene Mines Corp.* ...................           13,382
     52,100      Hecla Mining Co.* ............................           44,806
                                                                     -----------
                                                                          58,188
                                                                     -----------

GOLD MINING ROYALTY COMPANIES 5.31%
     65,000      Franco Nevada Mining Ltd. ....................          952,026
                                                                     -----------

TOTAL COMMON STOCKS
                 (cost $15,716,345) ...........................       15,224,284
                                                                     -----------

PREFERRED STOCKS 1.39%
     10,000      Freeport-McMoran Copper & Gold,
                        Class C Shares* .......................          168,900
      1,200      Newmont Mining Corp. .........................           55,680
      1,000      Placer Dome Inc., Series A ...................           24,150
                                                                     -----------

TOTAL PREFERRED STOCKS
                 (cost $215,697) ..............................          248,730
                                                                     -----------

WARRANTS 0.01%
    100,000      Repadre Capital Corp. WTS*
                   (cost $2,152) ..............................            2,545
                                                                     -----------


                       See notes to financial statements



                                      -5-


                                 MONTEREY FUNDS
                                    OCM GOLD
                  Schedule of Investments - November 30, 2001


--------------------------------------------------------------------------------
Shares/Principal Amount                                               Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 14.22%
MUTUAL FUNDS 4.93%
    883,551      Firstar Treasury Obligation Fund .............      $  883,551
                                                                     ----------

REPURCHASE AGREEMENT 9.29%
$ 1,665,000      Firstar Bank, Agreement dated
                        11/30/01, 1.65%, due 12/3/01;
                        Proceeds due at maturity - $1,665,229;
                        Collateralized by Freddie Mac,
                        6.00% to 6.25% due 5/1/16 to 7/15/24;
                        Collateral value $1,698,300 ...........       1,665,000
                                                                     ----------

TOTAL SHORT-TERM INVESTMENTS
                (cost $2,548,551) .............................       2,548,551
                                                                     ----------

TOTAL INVESTMENTS
                (cost $18,482,745) .............  100.56%            18,024,110
LIABILITIES IN EXCESS OF OTHER ASSETS ..........   (0.56)%             (100,213)
                                                  ------             ----------

TOTAL NET ASSETS                                  100.00%           $17,923,897
                                                  ======            ===========

____________

* Non-income producing security.
Abbreviations used in this schedule:
ADR - American Depositary Receipt.
WTS - Warrants.


                       See notes to financial statements



                                 MONTEREY FUNDS
                                    OCM GOLD
            Statement of Assets and Liabilities - November 30, 2001

ASSETS:
        Investments in securities, at value (cost $18,482,745) .   $ 18,024,110
        Receivable for fund shares sold ........................         16,938
        Dividends and interest receivable ......................         11,548
        Prepaid expenses and other assets ......................         17,639
                                                                   ------------
                Total assets ...................................     18,070,235
                                                                   ------------

LIABILITIES:
        Distribution fees payable (Note 4) .....................         70,543
        Payable for securities purchased .......................         30,689
        Payable for fund shares redeemed .......................         21,018
        Due to investment advisor (Note 3) .....................         15,862
        Accrued expenses and other liabilities .................          8,226
                                                                   ------------
                Total liabilities ..............................        146,338
                                                                   ------------
                Net assets .....................................   $ 17,923,897
                                                                   ============

NET ASSETS:
        Shares of beneficial interest, no par value;
                unlimited shares authorized ....................   $ 20,674,492
        Accumulated net realized loss on investments ...........     (2,291,960)
        Net unrealized depreciation on investments .............       (458,635)
                                                                   ------------
                Net assets .....................................   $ 17,923,897
                                                                   ============

CALCULATION OF MAXIMUM OFFERING PRICE:
        Net asset value and redemption price per share .........   $       4.71
        Maximum sales charge (4.50% of offering price) .........           0.22
                                                                   ------------
        Offering price to public ...............................   $       4.93
                                                                   ------------
        Shares outstanding .....................................      3,806,728
                                                                   ============

                       See notes to financial statements


                                 MONTEREY FUNDS
                                    OCM GOLD
         Statement of Operations - For the Year Ended November 30, 2001

INVESTMENT INCOME:
        Interest ...........................................        $    64,210
        Dividends ..........................................            145,015
        Less: Foreign withholding tax ......................             (2,100)
                                                                    -----------
                Total investment income ....................            207,125
                                                                    -----------

EXPENSES:
        Advisor fees (Note 3) ..............................            141,671
        Distribution fees (Note 4) .........................            140,254
        Transfer agent fees ................................             19,263
        Administrative fees (Note 3) .......................             17,159
        Custodian fees .....................................             12,439
        Audit fees .........................................             12,005
        Registration fees ..................................              7,418
        Printing expense ...................................              7,317
        Postage expense ....................................              3,718
        Legal fees .........................................              3,361
        Trustees' fees .....................................              1,251
        Other expenses .....................................              2,083
                                                                    -----------
                Total expenses .............................            367,939
                                                                    -----------
                Net investment loss ........................           (160,814)
                                                                    -----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
        Net realized gain on investments ...................             89,893
        Net change in unrealized appreciation
                (depreciation) on investments ..............          3,286,161
                                                                    -----------
        Net gain on investments ............................          3,376,054
                                                                    -----------
                Net increase in net assets
                   resulting from operations ...............        $ 3,215,240
                                                                    ===========

                       See notes to financial statements


                                 MONTEREY FUNDS
                                    OCM GOLD
                      Statements of Changes in Net Assets


                                                   Year ended       Year ended
                                                     Nov. 30          Nov. 30,
                                                       2001             2000

OPERATIONS:
        Net investment loss ....................   $   (160,814)   $   (126,317)
        Net realized gain (loss) on investments          89,893         (74,928)
        Net change in unrealized appreciation
           (depreciation) on investments .......      3,286,161      (3,040,988)
                                                   ------------    ------------
        Net increase (decrease) in net assets
           resulting from operations ...........      3,215,240      (3,242,233)
                                                   ------------    ------------

Fund Share Transactions:
        Net proceeds from shares sold ..........     14,270,153       3,693,498
        Payment for shares redeemed ............     (8,801,952)     (3,009,904)
                                                   ------------    ------------
        Net increase in net assets from
           fund share transactions .............      5,468,201         683,594
                                                   ------------    ------------
        Net increase (decrease) in net assets ..      8,683,441      (2,558,639)
        NET ASSETS, Beginning of Year ..........      9,240,456      11,799,095
                                                   ------------    ------------
        NET ASSETS, End of Year ................   $ 17,923,897    $  9,240,456
                                                   ============    ============

CHANGES IN SHARES OUTSTANDING:
        Shares sold ............................      3,083,640         895,330
        Shares redeemed ........................     (1,903,699)       (754,252)
                                                   ------------    ------------
        Net increase in shares outstanding .....      1,179,941         141,078
                                                   ============    ============


                       See notes to financial statements

                                 MONTEREY FUNDS
                                    OCM GOLD
               Notes to Financial Statements - November 30, 2001


NOTE 1.  ORGANIZATION

         Monterey Mutual Fund (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized as a Massachusetts Business Trust on January 6, 1984 and consists of seven series of shares: the OCM Gold Fund, the PIA Short Term Government Securities Fund, the PIA Total Return Bond Fund, the PIA Equity Fund, the Murphy New World Biotechnology Fund, the Murphy New World Technology Fund, and the Murphy New World Core Technology Fund, formerly known as the Murphy New World Technology Convertibles Fund (collectively the "Funds"), each of which has separate assets and liabilities and differing investment objectives. The investment objective for the OCM Gold Fund (the "Fund") is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

         SECURITY VALUATION - Portfolio securities that are listed on the national securities exchanges are valued at the last sale price as of the close of such securities exchanges, Eastern time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued in accordance with the aforementioned policies.

         REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time the Fund purchases a security, the Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. Such securities are referred to as the "Resold Securities." The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian or another bank either directly or through a securities depository.

         OPTIONS - When a call is written, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. If an option which was written either expires on its stipulated expiration date, or a closing purchase transaction is entered into, a gain is realized (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

         If a written call option is exercised, a capital gain or loss is realized from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid for the purchase of a call or a put option is included in the asset section of the Statement of Assets and Liabilities as an investment and is subsequently adjusted to the current market value of the option. If a purchased option expires on its stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction is entered into, a gain or loss will be realized depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

         FEDERAL INCOME TAXES - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore the Fund paid no Federal Income taxes and no Federal income tax provision was required.

         RECLASSIFICATION OF CAPITAL ACCOUNTS - The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. During the year ended November 30, 2001, the Fund increased net investment income by $160,814, increased accumulated net realized gains on investments by $202,099 and decreased shares of beneficial interest by $362,913. Net investment income, net realized gains and net assets were not affected by this change.

                                 MONTEREY FUNDS
                                    OCM GOLD
          Notes to Financial Statements - November 30, 2001 (Continued)


         SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded no later than the first business day after the trade date. Discounts and premiums on securities purchased are amortized over the life of the respective security. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

         USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

         The Fund has an advisory agreement with Orrell Capital Management Inc. ("Orrell"). Under the agreement, the Fund pays Orrell a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

        ASSETS                                               FEE RATE
        ------                                               --------
        0 to $50 million ....................................   1.000%
        $50 million to $75 million ..........................   0.875%
        $75 million to $100 million .........................   0.750%
        $100 million to $150 million ........................   0.625%
        $150 million to $200 million ........................   0.500%
        Over $250 million ...................................   0.375%

         Prior to March 30, 2001, Orrell had agreed to reimburse the Fund for expenses in excess of 2.44% of average daily net assets. Effective March 30, 2001, the Board of Trustees approved and Orrell agreed to reimburse the Fund for expenses in excess of 2.99% of average daily net assets.

         The Fund has a fund accounting and administrative agreement with Orbitex Fund Services, Inc. ("OFS"), formerly known as American Data Services, Inc. OFS receives a fee, computed daily and payable monthly, based on a percentage of average daily net assets, subject to a monthly minimum.

NOTE 4. DISTRIBUTION AGREEMENT AND PLAN

         Syndicated Capital, Inc. serves as the Distributor of the Fund's shares. The President and sole shareholder of the Distributor is also a trustee of the Trust.

         The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Fund to reimburse the Distributor for marketing expenses incurred in distributing shares of the Fund, including the cost of printing sales material and making payments to dealers in the Fund shares, in any fiscal year, subject to a limit of 0.99%. Distribution fees incurred by the Fund are set forth in the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

         The cost of purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 2001, were as follows:

                        PURCHASES                       SALES
                        ---------                       -----
                       $3,799,976                     $618,528

         The cost for Federal income tax purposes is $18,498,457. Unrealized appreciation and depreciation on investments at November 30, 2001 based on cost for Federal income taxes are as follows:

                UNREALIZED              UNREALIZED
               APPRECIATION            DEPRECIATION         NET DEPRECIATION
               ------------            ------------         ----------------
                $2,742,894             ($3,217,241)           ($474,347)

                                 MONTEREY FUNDS
                                    OCM GOLD
          Notes to Financial Statements - November 30, 2001 (Continued)


         At November 30, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                            CAPITAL LOSS CARRYOVERS EXPIRING IN:

                    2002 .............................  $1,039,696
                    2003 .............................      87,795
                    2006 .............................     364,267
                    2007 .............................     590,410
                    2008 .............................     149,027
                                                        ----------
                                                        $2,231,195
                                                        ==========

         During the year ended November 30, 2001, the Fund utilized capital loss carryforwards of $147,748. The Fund will elect, for United States Federal income tax purposes, to treat net capital losses of $45,053 incurred in November 2001 as having been incurred in the following fiscal year.



                                 MONTEREY FUNDS
                                    OCM GOLD
                              Financial Highlights

                                       Year ended   Year ended   Year ended  Year ended   Year ended
                                         Nov. 30,     Nov. 30,     Nov. 30,    Nov. 30,     Nov. 30,
                                           2001         2000         1999        1998       1997 ++

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each period)

Net asset value, beginning of period   $    3.52    $    4.75     $   4.98     $   5.09     $   8.29
                                       ---------    ---------     --------     --------     --------

INCOME FROM INVESTMENT OPERATIONS
Net investment loss ................       (0.04)       (0.05)       (0.04)       (0.03)       (0.09)
Net realized and unrealized
   gain (loss) on investments ......        1.23        (1.18)       (0.19)       (0.08)       (3.11)
                                       ---------    ---------     --------     --------     --------
Total from investment operations ...        1.19        (1.23)       (0.23)       (0.11)       (3.20)
                                       ---------    ---------     --------     --------     --------

Net asset value, end of period .....   $    4.71    $    3.52     $   4.75     $   4.98     $   5.09
                                       =========    =========     ========     ========     ========

TOTAL RETURN* ......................       33.81%      (25.89%)      (4.62%)      (2.16%)     (38.60%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (in 000's) ......................   $  17,924    $   9,240     $ 11,799     $  8,251     $  1,627
Ratio of expenses to average
   net assets ......................        2.60%        2.44%        2.44%        2.44%        2.44%
Ratio of expenses to average
   net assets, before
   reimbursement ...................        2.60%        2.99%        3.02%        3.32%        5.78%
Ratio of net investment loss
        to average net assets ......       (1.14%)      (1.19%)      (1.03%)      (0.96%)      (1.60%)
Portfolio turnover rate ............        5.20%         3.29%        9.03%        1.73%       17.68%

__________
* Total returns are historical and assume changes in share price, the reinvestment of dividends and capital gain distributions and assume no sales charges.
++ On 12/13/96 Orrell Capital Management, Inc. became the Fund's investment advisor. Prior to 12/31/96 Monitrend Investment Management, Inc. was the Fund's investment advisor.



                       See notes to financial statements

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of Monterey Mutual Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the OCM Gold Fund, a series of Monterey Mutual Fund (the "Trust") at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to December 1, 1998 were audited by other independent accountants whose report dated January 8, 1999 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
New York, New York
February 14, 2002

                             MONTEREY MUTUAL FUNDS
                                    OCM GOLD
               Performance Results - Year Ended November 30, 2001

     (All performance measurements reflect the maximum sales load charged, for each period shown.)



OCM GOLD

AVERAGE ANNUAL TOTAL RETURNS                      VALUE ON 11/30/01
----------------------------                      -----------------

1 year              27.64%                     OCM Gold              $ 5,439
Inception          (11.54%)                    Phil. Gold & Silver   $ 4,718
                                               S&P 500               $16,920

$10,000 Investment made 12/13/96 (date Orrell became investment adviser)



Past performance is not indicative of future results.


The returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

The Philadelphia gold and silver share index (XAU) is an unmanaged index of 10 gold and silver shares listed on U.S. exchanges and is generally considered as representative of the gold and silver share market.

The S&P 500 index is a broad unmanaged index generally considered as representative of the U.S. equity market.

THE TRUST (Unaudited)

The Trustees of this family of seven mutual fund portfolios are there to work in the interests of the shareholders, to ensure the ownership interest of each shareholder is maintained and protected at all times. The Monterey Mutual Fund Board of Trustees is comprised of five members, three of whom are independent and have no affiliation with Monterey Mutual Fund.


NAME
ADDRESS                                  AGE                PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------                                  ---                --------------------------------------------

JOSEPH LLOYD MCADAMS, JR.
CHAIRMAN OF THE BOARD, SINCE 1996

1299 Ocean Avenue                        55                 Chairman of the Board of Pacific Income Advisers, Inc.;
Suite 210                                                   Chairman of the Board, Chief Executive Officer
Santa Monica, CA 90401                                      and President of Syndicated Capital, Inc. Since
                                                            March 1998, Mr. McAdams has been Chairman of the Board,
                                                            President and Chief Executive Officer of Anworth Mortgage Asset
                                                            Corporation, a real estate investment trust.

JOHN MICHAEL MURPHY
TRUSTEE, SINCE 1996

2830 North Cabrillo Highway              59                 President of Murphy Investment Management, Inc.;
Half Moon Bay, CA 94019                                     Member of the Board, President of Murenove Inc.,
                                                            a newsletter publisher.

ANN LOUISE MARINACCIO
TRUSTEE, SINCE 1996

1 Norwood Road                           61                 Sales Associate for Saks Fifth Avenue, Short Hills, NJ.
Springfield, NJ 07081

ROBERT I. WEISBERG
TRUSTEE, SINCE 1996

612 Ridge Road                           54                 President of Fremont Medical Financial Services, Inc.
Tiburon, CA 94920                                           and Executive Vice President of Fremont Financial Corporation,
                                                            Santa Monica, California since January 1, 1996;
                                                            President of Pro-Care Financial Group, Inc.,
                                                            Larkspur, California from 1994-1995; President
                                                            of Towers Financial Corporation, New York,
                                                            New York from 1993-1994; President of Fleet
                                                            Credit Corporation, Providence, Rhode Island from 1985-1993.
                                                            Member of the Board of Environmental Power.

BEATRICE P. FELIX
TRUSTEE, SINCE 1996

1011 4th Street, #218                    42                 Real estate sales agent for Roland Land Realty
Santa Monica, CA 90403                                      since 1994; real estate sales agent for
                                                            Prudential Realty from 1991-1994.

THE OFFICERS

HEATHER U. BAINES
PRESIDENT AND TREASURER, SINCE 1996

1299 Ocean Avenue                        59                 Member of the Board, President and Chief Executive
Suite 210                                                   Officer of Pacific Income Advisors, Inc. since March 1998.
Santa Monica, CA 90401                                      Ms. Baines has been Executive Vice President of Anworth
                                                            Mortgage Asset Corporation.

PAMELA J. WATSON
VICE PRESIDENT AND SECRETARY, SINCE 1996

504 Larsson Street                       46                 Vice President of Pacific Income Advisors, Inc. since 1997;
Manhattan Beach, CA 90266                                   Chief Financial Officer, Kleinwort Benson Capital Management, Inc.
                                                            from 1991 to 1996. Since March, 1998, Ms. Watson has been
                                                            Executive Vice President, Chief Financial Officer, Treasurer
                                                            and Secretary of Anworth Mortgage Asset Corporation.


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                             Monterey Mutual Funds
                                Distributed by:
                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401













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